CONTINUING GUARANTY
(Business Organization)
New York

BORROWER:	EMERGING VISION, INC.
Name

520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address

BANK:	Manufacturers and Traders Trust Company, One M&T Plaza, Buffalo, New York 14240 Attention: Office of General Counsel.

GUARANTOR: EMERGING BUSINESS BROKERAGE, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: EMERGING VISION KING OF PRUSSIA, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Pennsylvania

GUARANTOR: EMERGING VISION USA, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: EV ACQUISITION, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: EV CONTACTS, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: INSIGHT IPA OF NEW YORK, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: OPTI-CAPITAL, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office
a ☒ corporation organized under the laws of the State of New York

GUARANTOR: SINGER SPECS OF WESTMORELAND, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Pennsylvania

GUARANTOR: SINGER SPECS, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Delaware

GUARANTOR: STERLING OPTICAL OF BAYSHORE, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING OPTICAL OF CHAUTAUQUA, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING OPTICAL OF COLLEGE POINT, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Delaware

GUARANTOR: STERLING OPTICAL OF COMMACK, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING OPTICAL OF CP, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING OPTICAL OF CROSSGATES MALL, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING OPTICAL OF GRAND FORKS, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of North Dakota

GUARANTOR: STERLING OPTICAL OF HUNTINGTON, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING OPTICAL OF IVERSON, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Maryland

GUARANTOR: STERLING OPTICAL OF JEFFERSON VALLEY, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING OPTICAL OF LAVALE, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Maryland

GUARANTOR: STERLING OPTICAL OF NEWBURGH, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING OPTICAL OF ROCKAWAY, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New Jersey

GUARANTOR: STERLING OPTICAL OF WARMINSTER, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Pennsylvania

GUARANTOR: STERLING OPTICAL OF WAYNE, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office
a ☒ corporation organized under the laws of the State of Pennsylvania

GUARANTOR: STERLING OPTICAL OF WEST HEMPSTEAD, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING OPTICAL OF WESTMORELAND, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Pennsylvania

GUARANTOR: STERLING OPTICAL OF W.P. ROAD, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING USA, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION BOS, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Delaware

GUARANTOR: STERLING VISION DKM, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of North Dakota

GUARANTOR: STERLING VISION OF 794 LEXINGTON, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF AVIATION MALL, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF ANNAPOLIS, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Maryland

GUARANTOR: STERLING VISION OF ARNOT MALL, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF BEAVER DAM, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Wisconsin

GUARANTOR: STERLING VISION OF BLASDELL, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF BROOKFIELD SQUARE, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office
a ☒ corporation organized under the laws of the State of Wisconsin
GUARANTOR: STERLING VISION OF CALIFORNIA, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of California

GUARANTOR: STERLING VISION OF CAMBRIDGE SQUARE, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office
a ☒ corporation organized under the laws of the State of New Jersey
GUARANTOR: STERLING VISION OF CAMP HILL, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office
a ☒ corporation organized under the laws of the State of Pennsylvania
GUARANTOR: STERLING VISION OF CLIFTON PARK, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF COLUMBIA MALL, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office
a ☒ corporation organized under the laws of the State of Maryland
GUARANTOR: STERLING VISION OF DELAFIELD, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF DULLES, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Virginia

GUARANTOR: STERLING VISION OF EAST ROCKAWAY, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF FAIR OAKS, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Virginia

GUARANTOR: STERLING VISION OF FULTON ST., INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF GREEN ACRES, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York
GUARANTOR: STERLING VISION OF HAGERSTOWN, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Maryland

GUARANTOR: STERLING VISION OF HEMPSTEAD, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF IRONDEQUOIT, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF ISLANDIA, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF JOHNSON CITY, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF KENOSHA, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Wisconsin

GUARANTOR: STERLING VISION OF M STREET, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Maryland

GUARANTOR: STERLING VISION OF MENLO PARK, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New Jersey

GUARANTOR: STERLING VISION OF MONTGOMERY MALL, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Maryland

GUARANTOR: STERLING VISION OF MYRTLE AVE., INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF NANUET, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF NEWPARK, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of California

GUARANTOR: STERLING VISION OF OLEAN, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF ONTARIO MILLS, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of California

GUARANTOR: STERLING VISION OF OWINGS MILLS, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Maryland

GUARANTOR: STERLING VISION OF PARAMUS PARK, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New Jersey

GUARANTOR: STERLING VISION OF POTOMAC MILLS, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Virginia

GUARANTOR: STERLING VISION OF SOUTH TOWN PLAZA, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF SPOTSYLVANIA, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Virginia

GUARANTOR: STERLING VISION OF STATEN ISLAND, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of New York

GUARANTOR: STERLING VISION OF WESTMINSTER, INC.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of California

GUARANTOR: VISION OPTICAL CO.
Name
520 Eighth Avenue, 23rd Floor, New York, New York 10018
Address of Chief Executive Office

a ☒ corporation organized under the laws of the State of Pennsylvania

ALL OF THE FOREGOING GUARANTORS ARE HEREINAFTER SOMETIMES REFERRED TO COLLECTIVELY AS THE “GUARANTOR”.

1.           Guaranty.

(a)           Guarantor, intending to be legally bound, hereby unconditionally guarantees the full and prompt payment and performance of any and all of Borrower’s Obligations (as defined below) to the Bank when due, whether at stated maturity, by acceleration or otherwise.  As used in this Guaranty, the term “Obligations” shall mean any and all obligations, indebtedness and other liabilities of Borrower to the Bank now or hereafter existing, of every kind and nature and all accrued and unpaid interest thereon and all Expenses (as defined below) including without limitation, whether such obligations, indebtedness and other liabilities (i) are direct, contingent, liquidated, unliquidated, secured, unsecured, matured or unmatured; (ii) are pursuant to a guaranty or surety in favor of the Bank; (iii) were originally contracted with the Bank or with another party (including obligations under a guaranty or surety originally in favor of such other party); (iv) are contracted by Borrower alone or jointly with one or more other parties; (v) are or are not evidenced by a writing; (vi) are renewed, replaced, modified or extended; and (vii) are periodically extinguished and subsequently reincurred or reduced and thereafter increased.  Guarantor will pay or perform its obligations under this Guaranty upon demand.  This Guaranty is and is intended to be a continuing guaranty of payment (not collection) of the Obligations (irrespective of the aggregate amount thereof and whether or not the Obligations from time to time exceeds the amount of this Guaranty, if limited), independent of, in addition and without modification to, and does not impair or in any way affect, any other guaranty, indorsement, or other agreement in connection with the Obligations, or in connection with any other indebtedness or liability to the Bank or collateral held by the Bank therefor or with respect thereto, whether or not furnished by Guarantor.  Guarantor understands that the Bank can bring an action under this Guaranty without being required to exhaust other remedies or demand payment first from other parties.

(b)           Guarantor acknowledges the receipt of valuable consideration for this Guaranty and acknowledges that the Bank is relying on this Guaranty in making a financial accommodation to Borrower, whether a commitment to lend, extension, modification or replacement of, or forbearance with respect to, any Obligation, cancellation of another guaranty, purchase of Borrower’s assets, or other valuable consideration.

2.           Continuing, Absolute, Unconditional. This Guaranty is irrevocable, absolute, continuing, unconditional and general without any limitation.  This Guaranty is unlimited in amount (the “Guaranteed Amount”).

3.           Guarantor’s Waivers & Authorizations.

(a)           Guarantor’s obligations shall not be released, impaired or affected in any way including by any of the following, all of which Guarantor hereby waives (i) any bankruptcy, reorganization or insolvency under any law of Borrower or that of any other party, or by any action of a trustee in any such proceeding; (ii) any new agreements or obligations of Borrower or any other party with the Bank; (iii) any adjustment, compromise or release of any Obligations of Borrower, by the Bank or any other party; the existence or nonexistence or order of any filings, exchanges, releases, impairment or sale of, or failure to perfect or continue the perfection of a security interest in any collateral for the Obligations; (iv) any failure of Guarantor to receive notice of any intended disposition of such collateral; (v) any fictitiousness, incorrectness, invalidity or unenforceability, for any reason, of any instrument or other agreement which may evidence any Obligation; (vi) any composition, extension, stay or other statutory relief granted to Borrower including, without limitation, the expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceeding against Borrower or any person in any way related to the Obligations or a part thereof or any collateral therefor; (vii) any change in form of organization, name, membership or ownership of Borrower or Guarantor; (viii) any refusal or failure of the Bank or any other person prior to the date hereof or hereafter to grant any additional loan or other credit accommodation to Borrower or the Bank’s or any other party’s receipt of notice of such refusal or failure; (ix) any setoff, defense or counterclaim of Borrower with respect to the obligations or otherwise arising, either directly or indirectly, in regard to the Obligations; or (x) any other circumstance that might otherwise constitute a legal or equitable defense to Guarantor’s obligations under this Guaranty.

(b)           The Guarantor waives acceptance, assent and all rights of notice or demand including without limitation (i) notice of acceptance of this Guaranty, of Borrower’s default or nonpayment of any Obligation, and of changes in Borrower’s financial condition; (ii) presentment, protest, notice of protest and demand for payment; (iii) notice that any Obligations has been incurred or of the reliance by the Bank upon this Guaranty; and (iv) any other notice, demand or condition to which Guarantor might otherwise be entitled prior to the Bank’s reliance on or enforcement of this Guaranty.  Guarantor further authorizes the Bank, without notice, demand or additional reservation of rights against Guarantor and without affecting Guarantor’s obligations hereunder, from time to time:  (i) to renew, refinance, modify, subordinate, extend, increase, accelerate, or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof;(ii) to accept and hold collateral from any party for the payment of any or all of the Obligations, and to exchange, enforce or refrain from enforcing, or release any or all of such collateral; (iii) to accept any indorsement or guaranty of any or all of the Obligations or any negotiable instrument or other writing intended to create an accord and satisfaction with respect to any or all of the Obligations; (iv) to release, replace or modify the obligation of any indorser or guarantor, or any party who has given any collateral for any of all of the Obligations, or any other party in any way obligated to pay any or all of the Obligations, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor or party; (v) to dispose of any and all collateral securing the Obligations in any manner as the Bank, in its sole discretion, may deem appropriate, and to direct the order and the enforcement of any and all indorsements and guaranties relating to the Obligations in the Bank’s sole discretion; and (vi) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of the Obligations including, without limitation, if this Guaranty is limited in amount, to make any such application to Obligations, if any, in excess of the amount of this Guaranty.

(c)           Notwithstanding any other provision in this Guaranty, Guarantor irrevocably waives, without notice, any right he or she may have at law or in equity (including without limitation any law subrogating Guarantor to the rights of the Bank) to seek contribution, indemnification or any other form of reimbursement from Borrower or any other obligor or guarantor of the Obligations for any disbursement made under this Guaranty or otherwise.

4.           Termination.  This Guaranty shall remain in full force and effect as to each Guarantor until actual receipt by the Bank officer responsible for Borrower’s relationship with the Bank of written notice of Guarantor’s intent to terminate (or Guarantor’s death or incapacity) plus the lapse of a reasonable time for the Bank to act on such notice (the “Receipt of Notice”);  provided, however, this Guaranty shall remain in full force and effect thereafter until all Obligations outstanding, or contracted or committed for (whether or not outstanding), before such Receipt of Notice by the Bank, and any extensions, renewals or replacements thereof (whether made before or after such Receipt of Notice), together with interest accruing thereon after such Receipt of Notice, shall be finally and irrevocably paid in full.  Discontinuance of this Guaranty as to one Guarantor shall not operate as a discontinuance hereof as to any other guarantor.  Payment of all of the Obligations from time to time shall not operate as a discontinuance of this Guaranty, unless a Receipt of Notice as provided above has been received by the Bank.  Guarantor agrees that, to the extent that Borrower makes a payment or payments to the Bank on the Obligations, or the Bank receives any proceeds of collateral to be applied to the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to Borrower, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, notwithstanding any contrary action which may have been taken by the Bank in reliance upon such payment or payments.  As of the date any payment or proceeds of collateral are returned, the statute of limitations shall start anew with respect to any action or proceeding by the Bank against Guarantor under this Guaranty.  Likewise, any acknowledgment, reaffirmation or payment, by Borrower or any third party, of any portion of the Obligations, shall be deemed to be made as agent for the Guarantor, strictly for the purposes of tolling the running of (and/or preventing the operation of) the applicable statute of limitations with respect to any action or proceeding by the Bank against Guarantor under this Guaranty.

5.           Expenses.  Guarantor agrees to reimburse the Bank on demand for all the Bank’s expenses, damages and losses of any kind or nature, including without limitation costs of collection and actual attorneys' fees and disbursements whether for internal or external counsel incurred by the Bank in attempting to enforce this Guaranty, collect any of the Obligations including any workout or bankruptcy proceedings or other legal proceedings or appeal, realize on any collateral, defense of any action under the prior paragraph or for any other purpose related to the Obligations (collectively, “Expenses”).  Expenses will accrue interest at the highest default rate in any instrument evidencing the Obligations until payment is actually received by the Bank.

6.           Financial and Other Information.  Guarantor shall promptly deliver to the Bank copies of all annual reports, proxy statements and similar information distributed to shareholders, partners or members and of all filings with the Securities and Exchange Commission and the Pension Benefit Guaranty Corporation and shall provide in form satisfactory to the Bank all financial statements, reports and documentation required to be submitted in accordance with the terms and requirements of the loan documents executed in connection Borrower’s loan(s) with the Bank and with this Guaranty; all such statements shall be certified by Guarantor’s chief financial officer or partner to be correct, not misleading and in accordance with Guarantor’s records and to present fairly the results of Guarantor’s operations and cash flows and if annual its financial position at year end in conformity with generally accepted accounting principles.  Guarantor shall deliver all such financial statements and information in the form and at the times satisfactory to the Bank.  Guarantor represents that its assets are not subject to any liens, encumbrances or contingent liabilities except as fully disclosed to the Bank in such statements.  Guarantor authorizes the Bank from time to time to obtain, verify and review all financial data deemed appropriate by the Bank in connection with this Guaranty and the Obligations, including without limitation credit reports from agencies.  Guarantor understands this Guaranty and has satisfied itself as to its meaning and consequences and acknowledges that it has made its own arrangements for keeping informed of changes or potential changes affecting the Borrower including the Borrower’s financial condition.

7.      Security; Right of Setoff.  As further security for payment of the Obligations, Expenses and any other obligations of Guarantor to the Bank, Guarantor hereby grants to the Bank a security interest in all money, securities and other property of Guarantor in the actual or constructive possession or control of the Bank or its affiliates including without limitation all deposits and other accounts owing at any time by the Bank or any of its affiliates in any capacity to Guarantor in any capacity (collectively, “Property”).  The Bank shall have the right to set off Guarantor’s Property against any of Guarantor’s obligations to the Bank.  Such set-off shall be deemed to have been exercised immediately at the time the Bank or such affiliate elect to do so.  The Bank shall also have all of the rights and remedies of a secured party under the Uniform Commercial Code, as the same may be in effect in the State of New York, as amended from time to time, in addition to those under this Guaranty and other applicable law and agreements.

8.      No Transfer of Assets.  Guarantor shall not transfer, reinvest or otherwise dispose of its assets in a manner or to an extent that would or might impair Guarantor’s ability to perform its obligations under this Guaranty.

9.      Nonwaiver by the Bank; Miscellaneous.  This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the agreement between Guarantor and the Bank. This Guaranty may be assigned by the Bank, shall inure to the benefit of the Bank and its successors and assigns, and shall be binding upon Guarantor and his or her legal representative, successors and assigns and any participation may be granted by the Bank herein in connection with the assignment or granting of a participation by the Bank in the Obligations or any part thereof.  All rights and remedies of the Bank are cumulative, and no such right or remedy shall be exclusive of any other right or remedy.  This Guaranty does not supersede any other guaranty or security granted to the Bank by Guarantor or others (except as to Guarantor’s Waiver of Subrogation rights above).  No single, partial or delayed exercise by the Bank of any right or remedy shall preclude exercise by the Bank at any time at its sole option of the same or any other right or remedy of the Bank without notice. Guarantor expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of the Bank including, without limitation, representations to make loans to Borrower or enter into any other agreement with Borrower or Guarantor.  No course of dealing or other conduct, no oral agreement or representation made by the Bank or usage of trade shall operate as a waiver of any right or remedy of the Bank.  No waiver or amendment of any right or remedy of the Bank or release by the Bank shall be effective unless made specifically in writing by the Bank.  Each provision of this Guaranty shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law.  If any provision nevertheless is held invalid, the other provisions shall remain in effect.  Guarantor agrees that in any legal proceeding, a copy of this Guaranty kept in the Bank’s course of business may be admitted into evidence as an original.  Captions are solely for convenience and not part of the substance of this Guaranty.  If this Guaranty is limited pursuant to Paragraph 2 hereof, until the Obligations are indefeasibly paid in full, the Guaranteed Amount shall not be reduced in any manner whatsoever by any amounts which the Bank may realize before or after maturity of the Obligations (by acceleration, demand or otherwise), as a result of payments made by or on behalf of Borrower or by or on behalf of any other person or entity other than Guarantor primarily or secondarily liable for the Obligations or any part thereof, or otherwise credited to Borrower or such person or entity, or as a result of the exercise of the Bank’s rights with respect to any collateral for the Obligations or any part thereof.  Payments made to the Bank by Guarantor (other than, directly or indirectly, from collateral or other persons or entities liable for any portion of the Obligations) after maturity of the Obligations, by acceleration or otherwise, shall reduce the Guaranteed Amount.

10.      Joint and Several.  If there is more than one Guarantor, each Guarantor jointly and severally guarantees the payment and performance in full of all obligations under this Guaranty and the term “Guarantor” means each as well as all of them.  Guarantor also agrees that the Bank need not seek payment from any source other than the undersigned Guarantor.  This Guaranty is a primary obligation.  Guarantor’s obligations hereunder are separate and independent of Borrower’s, and a separate action may be brought against Guarantor whether or not action is brought or joined against or with Borrower or any other party.

11.      Authorization.  Guarantor certifies that it is an entity in the form described above duly organized and in good standing under the laws of the State of its organization and duly authorized to do business in each State material to the conduct of its business.  Guarantor has determined that the execution of this Guaranty will be in its best interests, to its direct benefit, incidental to its powers, and in furtherance of its duly acknowledged purposes and objectives.  Execution of this Guaranty by the persons signing below has been authorized by all necessary corporate action, including directors’ and shareholder consent or (as appropriate) is authorized by its partnership agreement or governing instrument.  Guarantor’s chief executive office is located at the above address.

12.  Notices.  Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Guarantor (at its address on the Bank’s records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower’s relationship with the Bank).  Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express).  Notice by e-mail is not valid notice under this or any other agreement between Guarantor and the Bank.

13.      Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Bank and will be deemed to be made in the State of New York.  Unless provided otherwise under federal law, this Guaranty will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules.  GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN ANY JUDICIAL DISTRICT OR COUNTY IN THE STATE OF NEW YORK WHERE THE BANK MAINTAINS A BRANCH AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT GUARANTOR’S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS GUARANTY WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST GUARANTOR INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF GUARANTOR WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION.  Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Guarantor.  Guarantor hereby waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

14.      Waiver of Jury Trial.  GUARANTOR AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY GUARANTOR AND THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO.  GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER.  GUARANTOR ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

Acknowledgment.  Guarantor acknowledges that it has read and understands all the provisions of this Guaranty, including the Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.

DATE:  As of March 31, 2010

GUARANTORS:

EMERGING BUSINESS BROKERAGE, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-5990688

EMERGING VISION KING OF PRUSSIA, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3339054

EMERGING VISION USA, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 27-1571430

EV ACQUISITION, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3338453

EV CONTACTS, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3165978

INSIGHT IPA OF NEW YORK, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3413503

OPTI-CAPITAL, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 26-0274312

SINGER SPECS OF WESTMORELAND, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3165292

SINGER SPECS, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 51-0291693

STERLING OPTICAL OF BAYSHORE, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2497850

STERLING OPTICAL OF CHAUTAUQUA, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2478760

STERLING OPTICAL OF COLLEGE POINT, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 30-0544330

STERLING OPTICAL OF COMMACK, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-1972297

STERLING OPTICAL OF CP, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 26-2821750

STERLING OPTICAL OF CROSSGATES MALL, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 73-1699266

STERLING OPTICAL OF GRAND FORKS, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 25-352800

STERLING OPTICAL OF HUNTINGTON, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-8693886

STERLING OPTICAL OF IVERSON, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 26-2311182

STERLING OPTICAL OF JEFFERSON VALLEY, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3338968

STERLING OPTICAL OF LAVALE, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2491103

STERLING OPTICAL OF NEWBURGH, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2491557

STERLING OPTICAL OF ROCKAWAY, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 52-2442207

STERLING OPTICAL OF WARMINSTER, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-1532102

STERLING OPTICAL OF WAYNE, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 26-2311094

STERLING OPTICAL OF WEST HEMPSTEAD, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3112920

STERLING OPTICAL OF WESTMORELAND, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-1532127

STERLING OPTICAL OF W.P ROAD, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 26-2596411

STERLING U.S.A, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3201208

STERLING VISION BOS, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3292012

STERLING VISION DKM, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3341270

STERLING VISION OF 794 LEXINGTON, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3633114

STERLING VISION OF AVIATION MALL, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-8676743

STERLING VISION OF ANNAPOLIS, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 80-0061229

STERLING VISION OF ARNOT MALL, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3165978

STERLING VISION OF BEAVER DAM, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3479354

STERLING VISION OF BLASDELL, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3315915

STERLING VISION OF BROOKFIELD SQUARE, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-5883418

STERLING VISION OF CALIFORNIA, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3165980

STERLING VISION OF CAMBRIDGE SQUARE, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3303951

STERLING VISION OF CAMP HILL, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3425991

STERLING VISION OF CLIFTON PARK, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2498733

STERLING VISION OF COLUMBIA MALL, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3633070

STERLING VISION OF DELAFIELD, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3212991

STERLING VISION OF DULLES, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3398019

STERLING VISION OF EAST ROCKAWAY, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3211287

STERLING VISION OF FAIR OAKS, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3366560

STERLING VISION OF FULTON ST., INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3341234

STERLING VISION OF GREEN ACRES, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3303949

STERLING VISION OF HAGERSTOWN, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3306773

STERLING VISION OF HEMPSTEAD, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3117062

STERLING VISION OF IRONDEQUOIT, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 30-0310502

STERLING VISION OF ISLANDIA, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3238993

STERLING VISION OF JOHNSON CITY, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-5840899

STERLING VISION OF KENOSHA, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3345481

STERLING VISION OF M STREET, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-4478224

STERLING VISION OF MENLO PARK, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3686612

STERLING VISION OF MONTGOMERY MALL, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2491778

STERLING VISION OF MYRTLE AVE., INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-4478140

STERLING VISION OF NANUET, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3212990

STERLING VISION OF NEWPARK, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3212995

STERLING VISION OF OLEAN, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 01-0601482

STERLING VISION OF ONTARIO MILLS, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3306793

STERLING VISION OF OWINGS MILLS, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3461857

STERLING VISION OF PARAMUS PARK, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-5990867

STERLING VISION OF POTOMAC MILLS, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3201204

STERLING VISION OF SOUTH TOWN PLAZA, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3338861

STERLING VISION OF SPOTSYLVANIA, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3304129

STERLING VISION OF STATEN ISLAND, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2491427

STERLING VISION OF WESTMINSTER, INC.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3341257

VISION OPTICAL CO.

By:	/s/ Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 23-1605202

CLB-137-NY (8/05)                                                                               © Manufacturers and Traders Trust Company, 2005

ACKNOWLEDGMENT

STATE OF NEW YORK    )
        : SS.
COUNTY OF  NASSAU    )

On the 6th day of April, in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared GLENN SPINA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Barbara C. Kegel
Notary Public

FOR BANK USE ONLY

Authorization Confirmed: _______________________________________________________________________________________
Signature

CLB-137-NY (8/05)                                                                               © Manufacturers and Traders Trust Company, 2005